LETTER TO SHAREHOLDERS                                  The Southern Africa Fund
================================================================================

July 11, 1997

Dear Shareholder:

The South African stock market has been stagnant during the quarter under review following the substantial gains of early 1997. Investors have adopted a wait-and-see attitude towards the future course of inflation and growth as the debate about the direction of interest rates has heated up.

Shown below are The Southern Africa Fund's total returns for 6- and 12-month periods ended May 31, 1997. For comparison, we have also shown results for the Johannesburg Stock Exchange (JSE) All-Share Index. Your Fund's substantial outperformance compared to the JSE All-Share Index is primarily due to superior stock selection and emphasis on growth companies.


INVESTMENT RESULTS*

Total returns for the periods ended May 31, 1997

                               6 Months    12 Months
                             ------------------------
The Southern Africa
   Fund                          19.61%        20.58%
JSE All-Share Index               9.17          2.87

* Total returns are based on net asset value. The JSE All-Share Index is unmanaged.

MARKET REVIEW AND OUTLOOK

Our macroeconomic view continues to maintain that growth in South Africa will remain subdued this year with the gross domestic product (GDP) advancing approximately 2.5% during 1997, a level we consider below the long-term growth potential of the country. This slower growth rate is due to the restrictive monetary policy currently being pursued by the South African Central Bank. High real interest rates are beginning to curtail domestic credit expansion and, we believe, should result in a significant downward shift in the rate of price increases. Consequently, we expect the Central Bank to have plenty of room to lower rates later in 1997, leading to economic recovery in 1998.

Much of this will depend upon the relative stability of the exchange rate. The recent upheavals in the foreign exchange markets of several emerging market countries could potentially extend to the South African rand. The Central Bank's lack of significant reserve cover is often cited as a basis of currency instability. However, we consider any significant currency turmoil as being unlikely. South Africa's overall financial condition, in terms of total debt outstanding to GDP and the magnitude of foreign currency borrowing, is significantly superior to that of the average emerging market economy as well as a substantial number of developed nations.

With the prospect of economic recovery delayed until 1998, it is probable that equity investors will be subject to more negative earnings surprises over the course of 1997. These disappointments will probably occur in the more economically sensitive sectors of the stock market, such as commodities, retail, and basic industry. Despite these disappointments, we fully expect the stock market to perform relatively well as a result of declining interest rates.

The recent decline in the price of gold has unnerved some investors. Gold provides a significant revenue stream for South Africa and, as a result, both income and employment are likely to be affected by a sustained fall in the gold price.

South Africa's gold mining sector is in need of significant restructuring. It is our hope that the recent price decline will act as a catalyst towards promoting the difficult changes that must be made for the industry to be revitalized.


INVESTMENT STRATEGY

We continue to favor the outlook for long-term bonds despite their recent outperformance. Although yields

                                                        The Southern Africa Fund
================================================================================

have fallen towards 14%, we believe that prices will improve further as inflation declines. Consequently, 15% of your portfolio is invested in this asset class.

We have also maintained our focus on growth stocks in South Africa in industries such as technology, publishing, media, and cellular communications which we feel offer long-term growth at reasonable valuation levels. Our aversion to cyclical stocks remains as we continue to fear more negative earnings surprises in this area. One exception, is Sappi, the pulp and paper producer. We have rebuilt our position in this company in expectation of a global improvement in paper prices.

We look forward to further news on the unbundling of more of South Africa's holding companies, which should unlock considerable value for shareholders. The process of dismantling many of the country's old pyramid structures now appears to be irreversible and we anticipate more value-enhancing moves.


GEOGRAPHIC DIVERSIFICATION

Based on Total Market Value as of May 31, 1997.

                                  [PIE CHART]

             Zambia                                           0.9%
             Namibia                                          0.6%
             Short-Term Notes                                 0.5%
             South Africa                                    90.6%
             Zimbabwe                                         4.4%
             Mauritius                                        2.1%
             Botswana                                         0.9%

Elsewhere in the region, we have continued to scale back our positions in Zimbabwe due to a major deterioration in relative competitiveness over the past year which we believe has put the currency at risk. Additionally, we find it hard to discover further value in the Zimbabwean stockmarket after the sharp run-up in equity prices.

However, we do feel that Namibia, Botswana, Zambia, and Mauritius offer great opportunities and continue to look for investment opportunities in these countries. Overall, we feel that the Southern African region offers some of the most exciting investment opportunities available today. A combination of declining interest rates and inflation should result in a significant upsurge in investor interest in the region.

As always, we appreciate your continued interest and investment in The Southern Africa Fund and look forward to continuing to serve your investment needs.

Sincerely,

/s/ Dave H. Williams

Dave H. Williams
Chairman and President




/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President

TEN LARGEST EQUITY HOLDINGS
May 31, 1997 (unaudited)                                The Southern Africa Fund
================================================================================

================================================================================
COMPANY                                    U.S.$ VALUE     PERCENT OF NET ASSETS
================================================================================
Teljoy Holdings, Ltd.                      $ 4,608,290               3.7%
--------------------------------------------------------------------------------
Standard Bank Investment Corp., Ltd.         4,477,278               3.6
--------------------------------------------------------------------------------
Nampak, Ltd.                                 4,137,005               3.4
--------------------------------------------------------------------------------
Energy Africa, Ltd.                          4,023,254               3.3
--------------------------------------------------------------------------------
Metropolitan Life, Ltd.                      3,962,122               3.2
--------------------------------------------------------------------------------
Amalgamated Banks of South Africa            3,950,859               3.2
--------------------------------------------------------------------------------
M-Cell, Ltd.                                 3,948,959               3.2
--------------------------------------------------------------------------------
Rembrandt Group, Ltd.                        3,728,341               3.0
--------------------------------------------------------------------------------
South African Breweries, Ltd.                3,669,365               3.0
--------------------------------------------------------------------------------
Nasionale Pers Beperk                        3,651,575               3.0
--------------------------------------------------------------------------------
Total                                      $40,157,048              32.6%
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
May 31, 1997 (unaudited)                                The Southern Africa Fund
================================================================================

Company                                               Shares         U.S.$ Value
--------------------------------------------------------------------------------
COMMON STOCKS--82.1%
BOTSWANA--0.9%
CONSUMER
  MANUFACTURING--0.4%
  Sefalana Holdings Co. ....................           350,000      $    480,200
                                                                    ------------
CONSUMER STAPLES--0.0%
  Kgolo Ya Sechaba, Ltd. ...................           100,000            47,600
                                                                    ------------
FINANCIAL SERVICES--0.5%
  Botswana Insurance
   Holdings, Ltd. ..........................           203,116           147,868
  Sechaba Investment Trust .................           398,000           440,188
                                                                    ------------
                                                                         588,056
                                                                    ------------
  Total Botswanan Securities
   (cost $1,104,552)                                                   1,115,856
                                                                    ------------
MAURITIUS--2.1%
CONSUMER SERVICES--0.6%
  Sun Resorts, Ltd. ........................           280,000           670,132
                                                                    ------------
CONSUMER STAPLES--0.7%
  Happy World Foods, Ltd. ..................           687,837           506,011
  Mauritius Breweries, Ltd.(a) .............            51,061           363,112
                                                                    ------------
                                                                         869,123
                                                                    ------------
FINANCIAL SERVICES--0.8%
  Mauritius Commercial Bank ................           110,000           477,440
  State Bank of Mauritius, Ltd. ............           960,000           541,442
                                                                    ------------
                                                                       1,018,882
                                                                    ------------
  Total Mauritian Securities
   (cost $2,211,863) .......................                           2,558,137
                                                                    ------------
NAMIBIA--0.6%
MULTI INDUSTRY
  COMPANY--0.6%
  Namibian Breweries, Ltd.
   (cost $574,506) .........................         1,000,000           726,907
                                                                    ------------
SOUTH AFRICA--73.3%
BASIC INDUSTRY--1.6%
  Sappi, Ltd. ..............................           215,700         1,979,785
                                                                    ------------
CONSUMER
  MANUFACTURING--3.4%
  Nampak, Ltd.(b) ..........................         1,050,000         4,137,005
                                                                    ------------
CONSUMER SERVICES--16.1%
  Electronic Media
   Network, Ltd. ...........................         1,700,000         1,997,985
  Independent Newspapers
   Holdings, Ltd. ..........................            40,000           206,850
  Multichoice Holdings, Ltd.(a) ............           508,700         1,856,237
  Nasionale Pers Beperk ....................           363,287         3,651,575
  New Clicks Holdings, Ltd. ................         1,000,000         1,119,319
  Omni Media Corp., Ltd. ...................           190,000         2,828,520
  Perskorgroep, Ltd. .......................            21,500           770,092
  Publico, Ltd. ............................         1,021,090           765,760
  Servgro International, Ltd.(b) ...........           350,000           650,325
  Teljoy Holdings, Ltd.(a) .................         3,812,080         4,608,290
  Times Media, Ltd. ........................           127,800         1,058,563
  Tourism Investment
   Corp., Ltd.(a) ..........................           950,000           323,260
                                                                    ------------
                                                                      19,836,776
                                                                    ------------
CONSUMER STAPLES--11.1%
  Illovo Sugar, Ltd. .......................           750,000         1,511,081
  Metro Cash & Carry, Ltd. .................         3,413,010         2,941,591
  The Premier Group, Ltd. ..................         1,131,769         1,773,535
  Rembrandt Group, Ltd.(b) .................           370,100         3,728,341
  South African
   Breweries, Ltd.(b) ......................           130,606         3,669,365
                                                                    ------------
                                                                      13,623,913
                                                                    ------------
ENERGY--5.0%
  Energy Africa, Ltd.(a) ...................           843,750         4,023,254
  Sasol, Ltd. ..............................           175,000         2,144,896
                                                                    ------------
                                                                       6,168,150
                                                                    ------------
FINANCIAL SERVICES--16.9%
  Amalgamated Banks of
   South Africa ............................           639,438         3,950,859
  Fedsure Holdings, Ltd. ...................           237,196         2,309,833
  Investec Bank, Ltd. ......................            50,000         1,830,087
  Metropolitan Life, Ltd. ..................         2,058,000         3,962,122
  Mutual & Federal
   Insurance Co., Ltd. .....................           500,000         2,350,571
  Nedcor, Ltd. .............................           100,000         1,947,616
  Standard Bank
   Investment Corp., Ltd. ..................           100,000         4,477,278
                                                                    ------------
                                                                      20,828,366
                                                                    ------------
MINING & METALS--9.4%
  De Beers Centenary AG(b) .................            78,900         2,764,238
  Driefontein
   Consolidated, Ltd. ......................           187,500         1,582,438
  Gencor, Ltd. .............................           800,000         3,510,186
  HJ Joel Gold
   Mining Co., Ltd.(a) .....................           400,000           331,319
  Ingwe Coal Corp., Ltd. ...................           275,100         1,862,945

PORTFOLIO OF INVESTMENTS
May 31, 1997 (unaudited)                                The Southern Africa Fund
================================================================================

Company                                               Shares         U.S.$ Value
--------------------------------------------------------------------------------
  Vaal Reefs Exploration &
   Mining Co., Ltd. ........................            10,000       $   599,955
  Western Areas Gold
   Mining Co., Ltd. ........................           129,120           924,970
                                                                    ------------
                                                                      11,576,051
                                                                    ------------
MULTI INDUSTRY
  COMPANY--2.8%
  Anglo-American Corp. of
   South Africa, Ltd.(b) ...................            60,000         3,512,425
                                                                    ------------
TECHNOLOGY--3.8%
  Dimension Data
   Holdings, Ltd.(a) .......................         1,000,000         3,346,765
  Plessey Corp., Ltd. ......................           748,211         1,296,430
                                                                    ------------
                                                                       4,643,195
                                                                    ------------
UTILITIES--3.2%
  M-Cell, Ltd.(a) ..........................         3,000,000         3,948,959
                                                                    ------------
  Total South African Securities
   (cost $62,842,873) ......................                          90,254,625
                                                                    ------------

ZAMBIA--0.9%
CONSUMER STAPLES--0.9%
  Rothmans of Pall Mall
   (Zambia) Berhad .........................        13,731,902           476,802
  Zambia Sugar Co.(a) ......................        30,720,000           592,593
                                                                    ------------
  Total Zambian Securities
   (cost $813,385) .........................                           1,069,395
                                                                    ------------

ZIMBABWE--4.3%
CONSUMER SERVICES--1.0%
  Meikles Africa, Ltd.(a)(c)  ..............           400,000           890,000
  Zimbabwe Newspapers ......................         3,307,200           351,830
                                                                    ------------
                                                                       1,241,830
                                                                    ------------


                                                    Shares or
                                                    Principal
                                                     Amount
Company                                               (000)        U.S.$ Value
--------------------------------------------------------------------------------
CONSUMER STAPLES--1.0%
  Delta Corp. ..............................           809,234       $ 1,219,590
                                                                    ------------
FINANCIAL SERVICES--0.4%
  NMBZ Holdings, Ltd.(a) ...................           200,000           549,645
                                                                    ------------
MINING & METALS--0.8%
  Reunion Mining Plc(a)(c) .................           520,000           944,068
                                                                    ------------
MULTI-INDUSTRY
  COMPANY--1.1%
  TA Holdings, Ltd. ........................         8,024,800         1,351,695
                                                                    ------------
  Total Zimbabwean Securities
   (cost $2,940,851) .......................                           5,306,828
                                                                    ------------
  Total Common Stocks
   (cost $70,488,030) ......................                         101,031,748
                                                                    ------------
FOREIGN GOVERNMENT
  OBLIGATIONS--15.2%
SOUTH AFRICA--15.2%
  Republic of South Africa
   12.00%, 2/28/05 .........................        ZAR 28,900         5,627,614
   13.00%, 8/31/10 .........................            66,000        13,078,195
                                                                    ------------
  Total Foreign Government
   Obligations
   (cost $18,130,180) ......................                          18,705,809
                                                                    ------------
TIME DEPOSIT--0.5%
  Sumitomo Bank
   5.65625%, 6/02/97
   (cost $600,000)..........................        US$    600           600,000
                                                                    ------------
TOTAL INVESTMENTS--97.8%
   (cost $89,218,210) ......................                         120,337,557
Other assets less liabilities--2.2% ........                           2,683,362
                                                                    ------------
NET ASSETS--100% ...........................                        $123,020,919
                                                                    ============


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Security, or portion thereof, with an aggregate market value of $12,978,709, have been segregated to collateralize forward exchange currency contracts.
(c)  U.S. Dollar denominated security.

     Glossary:
     ZAR - South African Rand.

     See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1997 (unaudited)                                The Southern Africa Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $89,218,210) ...........   $120,337,557
  Cash, at value (cost $2,141,955) .................................      2,137,944
  Receivable for investment securities sold ........................      3,014,815
  Interest and dividends receivable ................................        829,172
  Deferred organization expenses and other assets ..................         33,960
                                                                       ------------
  Total assets .....................................................    126,353,448
                                                                       ------------
LIABILITIES
  Payable for investment securities purchased ......................      2,760,998
  Advisory fee payable .............................................        273,738
  Net unrealized depreciation on forward exchange currency contracts         77,297
  Sub-advisory fee payable .........................................         54,748
  Administrative fee payable .......................................         20,491
  Accrued expenses and other liabilities ...........................        145,257
                                                                       ------------
  Total liabilities ................................................      3,332,529
                                                                       ------------
NET ASSETS .........................................................   $123,020,919
                                                                       ============
COMPOSITION OF NET ASSETS:
  Common stock, at par .............................................   $     60,071
  Additional paid-in capital .......................................     83,255,566
  Undistributed net investment income ..............................      1,008,015
  Accumulated net realized gain on investment transactions .........      7,660,012
  Net unrealized appreciation of investments and foreign currency
    denominated assets and liabilities .............................     31,037,255
                                                                       ------------
                                                                       $123,020,919
                                                                       ============

NET ASSET VALUE PER SHARE (based on 6,007,100 shares outstanding) ..   $      20.48
                                                                       ============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended May 31, 1997 (unaudited)               The Southern Africa Fund
================================================================================

INVESTMENT INCOME
  Interest..........................................................................   $1,618,332
  Dividends (net of foreign taxes withheld of $8,445)...............................      833,695    $ 2,452,027
                                                                                       ----------
EXPENSES
  Advisory fee......................................................................      526,037
  Custodian ........................................................................      117,262
  Administrative fee................................................................      117,082
  Sub-advisory fee..................................................................      110,289
  Directors' fees and expense.......................................................       94,800
  Audit & legal.....................................................................       52,807
  Reports and notices to shareholders...............................................       19,580
  Transfer agency ..................................................................       19,143
  Registration......................................................................        8,063
  Amortization of organization expenses.............................................        5,948
  Miscellaneous.....................................................................        1,966
                                                                                       ----------
  Total expenses....................................................................                   1,072,977
                                                                                                     -----------
  Net investment income.............................................................                   1,379,050
                                                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions......................................                   7,794,867
  Net realized loss on foreign currency transactions................................                     (93,949)
  Net change in unrealized appreciation of investments..............................                   8,879,086
  Net change in unrealized depreciation of foreign
   currency denominated assets and liabilities......................................                     (81,812)
                                                                                                     -----------
  Net gain on investments and foreign currency transactions.........................                  16,498,192
                                                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................................                 $17,877,242
                                                                                                     ===========

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                               Six Months Ended     Year Ended
                                                                                 May 31, 1997       November 30,
                                                                                 (unaudited)           1996
                                                                                -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income ...................................................     $   1,379,050      $   2,349,924
  Net realized gain on investments and foreign currency transactions ......         7,700,918         12,952,857
  Net change in unrealized appreciation (depreciation) of investments
   and foreign currency denominated assets and liabilities ................         8,797,274        (14,792,618)
                                                                                -------------      -------------
  Net increase in net assets from operations ..............................        17,877,242            510,163
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ...................................................        (2,012,378)        (3,544,189)
  Net realized gains ......................................................       (13,455,904)        (5,466,461)
                                                                                -------------      -------------
  Total increase (decrease) ...............................................         2,408,960         (8,500,487)
NET ASSETS
  Beginning of year .......................................................       120,611,959        129,112,446
                                                                                -------------      -------------
  End of period (including undistributed net investment income of
   $1,008,015 and $1,641,343, respectively) ...............................     $ 123,020,919      $ 120,611,959
                                                                                =============      =============
----------------------------------------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
May 31, 1997 (unaudited)                                The Southern Africa Fund
================================================================================

NOTE A: Significant Accounting Policies

The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The following is a summary of significant accounting policies of the Fund.

1. Security Valuation

Portfolio securities traded on a securities exchange are valued at the closing price on such exchange on the day of valuation or, if no such closing price is available, the last bid price quoted on such day. Other securities for which market quotations are readily available are valued in a like manner. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager to reflect the fair market value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rate of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments and closed forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of approximately $60,000 have been deferred and are being amortized on a straight-line basis through March, 1999.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.

                                                        The Southern Africa Fund
================================================================================

NOTE B: Advisory, Sub-advisory and
Administrative fees

Under the terms of a Management Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee calculated and paid quarterly, equal to an annualized rate of .90 of 1% of the Fund's average weekly net assets during the quarter.

Under the terms of a Sub-Advisory Agreement, the Fund pays Sanlam Asset Management (Gibraltar) Limited a fee, calculated and paid quarterly, equal to an annualized rate of .20 of 1% of the greater of (i) the Fund's average weekly net assets invested in securities of South African issuers or (ii) 90% of the Fund's average weekly net assets during the quarter.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquires for the Fund. The Fund reimbursed AFS $1,230 during the six months ended May 31,1997.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P., (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets subject to an annual minimum of $150,000. The Administrator prepares certain financial and regulatory reports for the fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $16,034,002 and $28,959,006, respectively, for the six months ended May 31, 1997. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 1997.

At May 31, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $33,100,064 and gross unrealized depreciation of investments was $1,980,717 resulting in net unrealized appreciation of $31,119,347 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At May 31, 1997, the Fund had outstanding forward exchange currency contracts, as follows:

NOTES TO FINANCIAL STATEMENTS (continued)               The Southern Africa Fund
================================================================================

                                                       Contract       Value on      U.S. $        Unrealized
                                                        Amount       Origination    Current      Appreciation
Foreign Currency Buy Contract                           (000)           Date         Value      (Depreciation)
-----------------------------                           -----           ----         -----      --------------
South African Rand
  expiring 7/25/1997...........................         14,487       $3,181,533    $3,195,216      $ 13,683

Foreign Currency Sale Contract
------------------------------
Zimbabwe Dollars
  expiring 7/25/1997...........................         37,765        3,181,550     3,272,530       (90,980)
                                                                                                    -------
                                                                                                   $(77,297)
                                                                                                   ========

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 100,000,000 shares of $.01 par value capital stock authorized.

Of the 6,007,100 shares of Common Stock outstanding at May 31, 1997, the Investment Manager owned 7,100 shares.

--------------------------------------------------------------------------------

NOTE E: Concentration of Risk

Investment in equity securities of Southern African issuers involves special consideration and risks not typically associated with investments in the United States. Among others, the risks associated with political and economic uncertainty, particularly with respect to South Africa, may adversely affect the securities markets of Southern African countries.

FINANCIAL HIGHLIGHTS                                    The Southern Africa Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                                         Year Ended
                                                         Six Months Ended                November 30,            March 7, 1994 (a)
                                                           May 31, 1997        --------------------------------         to
                                                           (unaudited)              1996              1995       November 30, 1994
                                                          -------------        -------------      -------------  -----------------
Net asset value, beginning of period .................    $       20.08        $       21.49      $       18.34    $       13.87(b)
                                                          -------------        -------------      -------------    -------------
Income From Investment Operations

Net investment income ................................              .22                  .39                .17              .42
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions .......................................             2.76                 (.30)              4.27             4.05
                                                          -------------        -------------      -------------    -------------
Net increase in net asset value from operations ......             2.98                  .09               4.44             4.47
                                                          -------------        -------------      -------------    -------------
Less: Dividends and Distributions

Dividends from net investment income .................             (.34)                (.59)              (.52)             -0-
Distribution from net realized gains on
  investments and foreign currency transactions ......            (2.24)                (.91)              (.77)             -0-
                                                          -------------        -------------      -------------    -------------
Total dividends and distributions ....................            (2.58)               (1.50)             (1.29)             -0-
                                                          -------------        -------------      -------------    -------------
Net asset value, end of period .......................    $       20.48        $       20.08      $       21.49    $       18.34
                                                          =============        =============      =============    =============
Market value, end of period ..........................    $      16.875        $       16.50      $       16.75    $      14.875
                                                          =============        =============      =============    =============
Total Return
Total investment return based on: (c)

  Market value .......................................            19.94%                6.12%             22.90%            5.50%
  Net asset value ....................................            19.61%                 .66%             27.89%           30.07%

Ratios/Supplemental Data

Net assets, end of period (000's omitted) ............    $     123,021        $     120,612      $     129,112    $     110,181
Ratio of expenses to average net assets ..............             1.84%(d)             2.04%              2.05%            2.30%(d)

Ratio of net investment income to average
  net assets .........................................             2.36%(d)             1.87%               .94%            3.65%(d)

Portfolio turnover rate ..............................               14%                  62%                41%              15%
Average commission rate (e) ..........................    $       .0012        $       .0046                 --               --

--------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Net of offering costs of $.23.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(d)  Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.

                                                        The Southern Africa Fund
================================================================================

BOARD OF DIRECTORS
Dave H. Williams, Chairman and President        Dr. Enos Mabuza(1)
T.N. Chapman(1)                                 Ronnie Masson(1)
Prof. Dennis Davis(1)                           Frank Savage
David D.T. Hatendi(1)                           Desmond Smith
Dr. Willem de Klerk(1)                          Reba W. Williams
Stephen Koseff                                  Peter G.A. Wrighton(1)
Moss L. Leoka(1)


OFFICERS
Norman S. Bergel, Senior Vice President         Mark D. Gersten, Treasurer &
Mark H. Breedon, Senior Vice President            Chief Financial Officer
Edmund P. Bergan, Jr., Secretary                Vincent S. Noto, Controller


ADMINISTRATOR                                   INDEPENDENT AUDITORS
Princeton Administrators, L.P.                  Ernst & Young LLP
P.O. Box 9095                                   787 Seventh Avenue
Princeton, NJ 08543-9095                        New York, NY 10019

CUSTODIAN                                       DIVIDEND PAYING AGENT,
Brown Brothers Harriman & Co.                   TRANSFER AGENT AND REGISTRAR
40 Water Street                                 The Bank of New York
Boston, MA 02109                                101 Barclay Street
                                                New York, NY 10286
LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
(1)  Member of the Audit Committee.

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


12
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

The Southern Africa Fund

Summary of General Information


Investment Policies and Objectives

The investment objective of the Fund is to seek long-term capital appreciation through investment in equity and fixed income securities of Southern African issuers.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Additional Information about the Fund is available by calling 1-800-221-5672.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling 1-800-432-8224.




The Southern Africa Fund
1345 Avenue of the Americas
New York, New York 10105

AllianceCapital [LOGO](R)

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SAFAR

                              ---------------------
                                       THE
                              ---------------------
                                 SOUTHERN AFRICA
                              ---------------------
                                      FUND
                              ---------------------

                                   [GRAPHIC]

                                 Semi-Annual Report
                                 May 31, 1997



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